UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 17, 2021

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

ALPINE 4 TECHNOLOGIES LTD.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01Other Events.

On May 17, 2021, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), issued a letter from Kent Wilson, the Chief Executive Officer, to the shareholders of the Company (the “CEO Letter”).

The CEO Letter provided an update on the Company; gave a corporate summary of the Companies activities in the first quarter of 2021; and discussed the financial statements of the Company. Additionally, the CEO Letter discussed the different segments in which the Company and its subsidiaries operate, and provided an outlook for the second quarter and the rest of 2021.

A copy of the CEO Letter is included with this filing as Exhibit 99.

Item 9.01 Financial Statement and Exhibits.

(d)Exhibits.

Exhibit
Number	Description

99	CEO Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

Date: May 21, 2021